SUPPLEMENT DATED JANUARY 26, 2016

TO

PROSPECTUS DATED APRIL 22, 2015

Due to an accounting error, one of the Fund’s fixed-income security holdings (Fortress Paper Ltd.), which was purchased in June 2014, was erroneously classified as a US dollar-denominated bond rather than a Canadian dollar-denominated bond.  Further, due to a divergence of US and Canadian dollars, the erroneous classification caused the valuation of those security holdings to become materially overstated, which had a material impact on the net asset value of the Fund.  The error was identified to the Fund on January 4, 2016.  During the Fund’s investigation into the error, the Fund froze purchases and redemptions to seek to avoid any additional shareholder impact.  The Fund has received assurances from the Fund’s accountant that the shareholder accounts will be reimbursed to the extent necessary to prevent the dilution of shareholder interests that would have otherwise resulted from the error.

To reflect the impact of the foregoing error, the section entitled “Financial Highlights” on page 19 of the Prospectus is amended and restated as follows:

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

	For the Years Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, at Beginning of Period	$ 10.53	$ 9.72	$ 9.61	$ 9.81	$ 8.82

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.13)	0.04	0.09	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.20)	2.70	0.12	(0.08)	1.07
Total from Investment Operations	(1.23)	2.57	0.16	0.01	1.18

Distributions:	(1.45)	(1.76)	(0.05)	(0.21)	(0.19)

Net Asset Value, at End of Period	$ 7.85	$ 10.53	$ 9.72	$ 9.61	$ 9.81

Total Return **	(11.65)%	26.58%	1.67%	0.09%	13.36%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,223	$ 13,400	$ 15,441	$ 22,079	$ 24,233
Before Waivers
Ratio of Expenses to Average Net Assets	1.92%	1.90%	1.74%	1.56%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52)%	(1.56)%	0.33%	0.91%	1.20%
After Waivers
Ratio of Expenses to Average Net Assets	1.67%	1.49%	1.64%	1.56%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(1.15)%	0.42%	0.91%	1.20%
Portfolio Turnover	114.24%	51.59%	188.27%	45.47%	3.33%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.  Total investment return during some of the periods shown reflects a waiver by the Adviser. Performance would have been lower had the waiver not been in effect.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.